                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement               [ ] Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                             The Enstar Group, Inc.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------

        (2)       Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------

        (4)       Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

        (5)       Total fee paid:

                  --------------------------------------------------------------



[ ]     Fee paid previously with preliminary materials:

        ------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)       Amount Previously Paid:

                  --------------------------------------------------------------

        (2)       Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------

        (3)       Filing Party:

                  --------------------------------------------------------------

        (4)       Date Filed:

                  --------------------------------------------------------------

(ENSTAR LOGO)

                                 April 20, 2005

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of The Enstar Group, Inc. to be held on Thursday, June 2, 2005, at the Embassy Suites Hotel at 300 Tallapoosa Street, Montgomery, Alabama 36104. The meeting will begin promptly at 9:00 a.m., local time, and we hope you will be able to attend. The Notice of Annual Meeting of Shareholders outlines the business to be conducted at the meeting.

     It is important that your shares be voted whether or not you plan to be present at the meeting. You should specify your choices by marking the appropriate boxes on the proxy, and date, sign and return your proxy in the enclosed envelope as promptly as possible. If you date, sign and return your proxy without specifying your choices, your shares will be voted in accordance with the recommendation of the Board of Directors.

     I am looking forward to seeing you at the meeting.

                                           Sincerely,

                                           -s- Nimrod T. Frazer

                                           NIMROD T. FRAZER
                                           Chairman of the Board
                                           and Chief Executive Officer

(ENSTAR LETTERHEAD ADDRESS)

                             THE ENSTAR GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 2, 2005

To the Shareholders of The Enstar Group, Inc.:

     The Annual Meeting of Shareholders of The Enstar Group, Inc. (the "Company") will be held on Thursday, June 2, 2005, at 9:00 a.m., local time, at the Embassy Suites Hotel at 300 Tallapoosa Street, Montgomery, Alabama 36104, for the following purposes:

          (i) to elect two (2) directors to three-year terms expiring at the annual meeting of shareholders in 2008 or until their successors are duly elected and qualified;

          (ii) to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company to serve for 2005; and

          (iii) to transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 1, 2005 as the record date (the "Record Date") for determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof. A list of shareholders as of the Record Date will be open for examination during the Annual Meeting of Shareholders.

     Your attention is directed to the Proxy Statement submitted with this Notice. This Notice is being given at the direction of the Board of Directors.

                                          By Order of the Board of Directors

                                          -s- CHERYL D. DAVIS
                                          CHERYL D. DAVIS
                                          Chief Financial Officer,
                                          Vice-President of Corporate Taxes and
                                          Secretary

Montgomery, Alabama
April 20, 2005

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                             THE ENSTAR GROUP, INC.
                               401 MADISON AVENUE
                           MONTGOMERY, ALABAMA 36104

                             ---------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 2, 2005

                             ---------------------

                                  INTRODUCTION

GENERAL

     This Proxy Statement is being furnished to the shareholders of The Enstar Group, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the Annual Meeting of Shareholders to be held on Thursday, June 2, 2005 (the "Annual Meeting"), at the Embassy Suites Hotel at 300 Tallapoosa Street, Montgomery, Alabama 36104, 9:00 a.m., local time, and at any adjournment thereof.

RECORD DATE

     The Board has fixed April 1, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of common stock, par value $.01 per share, of the Company ("Common Stock") as of the Record Date are entitled to vote at the Annual Meeting or any adjournment thereof. On the Record Date, the Company had issued and outstanding 5,517,909 shares of Common Stock. Each share of Common Stock is entitled to one vote at the Annual Meeting. No cumulative voting rights are authorized, and appraisal rights for dissenting shareholders are not applicable to the matters being proposed. It is anticipated that this Proxy Statement will be first mailed to shareholders of the Company on or about April 20, 2005.

VOTING AND PROXIES

     When the enclosed form of proxy is properly executed and returned, the shares it represents will be voted as directed at the Annual Meeting and any adjournment thereof or, if no direction is indicated, such shares will be voted in favor of the proposals set forth in the Notice attached hereto. Any shareholder giving a proxy has the power to revoke it at any time before it is voted. All proxies delivered pursuant to the solicitation are revocable at any time at the option of the persons executing them by giving written notice to the Secretary of the Company, by delivering a later-dated proxy or by voting in person at the Annual Meeting. If Common Stock owned by a shareholder is registered in the name of more than one person, each such person should sign the enclosed proxy. If the proxy is signed by an attorney, executor, administrator, trustee, guardian or by any other person in a representative capacity, the full title of the person signing the proxy should be given and a certificate should be furnished showing evidence of appointment. Any beneficial owner of shares of Common Stock as of the Record Date who intends to vote such shares in person at the Annual Meeting must obtain a legal proxy from the record owner and present such proxy at the Annual Meeting in order to vote such shares. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the meeting who will also determine whether a quorum is present for the transaction of business.

     The presence in person or by proxy of holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. The affirmative vote of a plurality of the shares of Common Stock present in person or by proxy and entitled to vote is required to elect directors. The affirmative vote of the majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote on the subject matter is required with respect to the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors and any other matter that may properly come before the Annual Meeting. At the Annual Meeting, votes cast for or against any matter may be cast in person or by proxy. Shares of Common Stock held by nominees for beneficial owners will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even if the nominee may not exercise discretionary voting power with respect to other matters and voting instructions have not been received from the beneficial owner (a "broker non-vote"). Broker non-votes will not be counted as votes for or against matters presented for shareholder consideration. Abstentions with respect to a proposal are counted for purposes of establishing a quorum. If a quorum is present, abstentions have the effect of a negative vote against any proposal, except for the election of directors.

     As of the date of this Proxy Statement, management of the Company has no knowledge of any business other than that described herein which will be presented for consideration at the Annual Meeting. In the event any other business is properly presented at the Annual Meeting, it is intended that the persons named in the enclosed proxy will have authority to vote such proxy in accordance with their judgment on such business.

                             ELECTION OF DIRECTORS
                                    (ITEM 1)

BOARD OF DIRECTORS

     In accordance with the Bylaws of the Company, the Board currently consists of seven members. The Company's Articles of Incorporation divide the Board into three classes. Directors for each class are elected to serve a term of three years at the annual meeting of shareholders held in the year in which the term for such class expires. Nominees for vacant or newly created director positions stand for election at the next annual meeting following the vacancy or creation of such director positions, to serve for the remainder of the term of the class in which their respective positions are apportioned. The terms of two current directors, Nimrod T. Frazer and John J. Oros, expire at the Annual Meeting. At the Annual Meeting, Nimrod T. Frazer and John J. Oros will stand for election to serve as directors for three-year terms expiring at the 2008 annual meeting of shareholders, or until their successors are duly elected and qualified. In accordance with the Bylaws of the Company, a director who is not also an employee of the Company may serve as a director only until the next annual meeting following such director's 70th birthday.

     The Board has no reason to believe that any of the nominees for the office of director will be unavailable for election as directors. However, if at the time of the Annual Meeting any nominee should be unable or decline to serve, the persons named in the proxy will vote as recommended by the Board either (i) to elect a substitute nominee recommended by the Board, (ii) to allow the vacancy created thereby to remain open until filled by the Board or (iii) to reduce the number of directors for the ensuing year. In no event, however, can a proxy be voted to elect more than two directors. The election of the nominees to the Board requires the affirmative vote of a plurality of the shares held by shareholders present and voting at the Annual Meeting in person or by proxy.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board recommends a vote FOR Nimrod T. Frazer and John J. Oros to hold office until the 2008 annual meeting of shareholders, or until their successors are duly elected and qualified.

NOMINEES FOR ELECTION -- TERMS EXPIRING 2008

     Nimrod T. Frazer was elected to the position of director in August of 1990. Mr. Frazer was named Chairman of the Board, Acting President and Chief Executive Officer on October 26, 1990 and served as President from May 26, 1992 to June 6, 2001. Mr. Frazer is 75 years old.

     John J. Oros was appointed to the position of director in March of 2000 and subsequently elected to the position of director by the Company's shareholders in May of 2000. Mr. Oros was named to the position of

Executive Vice President in March of 2000. On June 6, 2001, Mr. Oros was named President and Chief Operating Officer. Before joining the Company, Mr. Oros was an investment banker at Goldman, Sachs & Co. in the Financial Institutions Group. Mr. Oros joined Goldman, Sachs & Co. in 1980 and was made a General Partner in 1986. Mr. Oros is 58 years old.

CONTINUING DIRECTORS -- TERMS EXPIRING 2007

     J. Christopher Flowers was elected to the position of director in October of 1996. Mr. Flowers became a General Partner of Goldman, Sachs & Co. in 1988 and a Managing Director in 1996. He resigned from Goldman, Sachs & Co. as of November 27, 1998 in order to pursue his own business interests. Mr. Flowers was named Vice Chairman of the Board effective December 1, 1998; Mr. Flowers resigned from such position in July 2003 but remains a member of the Board. He is also a director of Shinsei Bank, Ltd., formerly Long-Term Credit Bank of Japan, Ltd. Mr. Flowers is President of J.C. Flowers & Co. LLC, a financial services investment fund. Mr. Flowers is 47 years old.

     Gregory L. Curl was elected to the position of director in July of 2003. Mr. Curl has been Director of Corporate Planning and Strategy for Bank of America since December 1998. Previously, Mr. Curl was Vice Chairman of Corporate Development and President of Specialized Lending for Bank of America from 1997 to 1998. Mr. Curl is 56 years old.

     Paul J. Collins was elected to the position of director in May of 2004. Mr. Collins retired as a Vice Chairman and member of the Management Committee of Citigroup Inc. in September 2000. From 1985 to 2000, Mr. Collins served as a director of Citicorp and its principal subsidiary, Citibank; from 1988 to 1998 he also served as Vice Chairman of such entities. Mr. Collins currently serves as a director of Nokia Corporation and BG Group, as a member of the supervisory board of Actis Capital LLP and as a trustee of the University of Wisconsin Foundation and the Glyndebourne Arts Trust. He is also a member of the Advisory Board of Welsh, Carson, Anderson & Stowe, a private equity firm. Mr. Collins is 68 years old.

CONTINUING DIRECTORS -- TERMS EXPIRING 2006

     T. Whit Armstrong was elected to the position of director in June of 1990. Mr. Armstrong has been President, Chief Executive Officer and Chairman of the Board of The Citizens Bank, Enterprise, Alabama, and its holding company, Enterprise Capital Corporation, Inc. in excess of five years. Mr. Armstrong is also a director of Alabama Power Company of Birmingham, Alabama. Mr. Armstrong is 57 years old.

     T. Wayne Davis was elected to the position of director in June of 1990. Mr. Davis was Chairman of the Board of General Parcel Service, Inc., a parcel delivery service, from January of 1989 to September of 1997 and was Chairman of the Board of Momentum Logistics, Inc. from September of 1997 to March of 2003. He also is a director of Winn-Dixie Stores, Inc., and MPS Group, Inc. Mr. Davis is 57 years old.

CODE OF CONDUCT; CODE OF ETHICS

     The Company has a Code of Conduct which is applicable to all directors, officers and employees of the Company. The Company has an additional Code of Ethics for Senior Executive and Financial Officers (the "Code of Ethics"), which contains provisions specifically applicable to the chief executive officer, chief financial officer and chief accounting officer and persons performing similar functions. The Code of Ethics is attached as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2003. Upon request to the following address, the Company will furnish without charge a copy of the Code of Conduct and the Code of Ethics:

                                          THE ENSTAR GROUP, INC.
                                          401 Madison Avenue
                                          Montgomery, Alabama 36104
                                          Attention: Amy M. Dunaway
                                                Treasurer and Controller

THE BOARD OF DIRECTORS

     The Board has determined that each of T. Whit Armstrong, T. Wayne Davis, Gregory L. Curl, and Paul J. Collins is an "independent director" as such term is defined in Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers (the "NASD"). During part of 2004, until his resignation from the Board effective immediately prior to the annual meeting, Jeffrey S. Halis also served as an "independent director" on the Board.

     During 2004, the Company had an Audit Committee that was composed of T. Whit Armstrong, Chairman, T. Wayne Davis, Gregory L. Curl, Paul J. Collins and, until his resignation from the Board, Jeffrey S. Halis. The Board has determined that each Audit Committee member meets the independence standards for audit committee members, as set forth in the Sarbanes-Oxley Act of 2002 and the NASD listing standards, and the NASD's financial knowledge requirements. The Board has determined that Mr. Curl is an "audit committee financial expert," as such term is defined in Securities and Exchange Commission (the "Commission") regulations, and that Mr. Curl and Mr. Armstrong meet the NASD's professional experience requirements. The Audit Committee is responsible for, among other things, appointing (subject to shareholder ratification) the accounting firm that will serve as independent auditors for the Company and reviewing and pre-approving all audit and non-audit services provided to the Company by its independent auditors. The Audit Committee is also responsible for overseeing the Company's financial reporting and accounting practices and monitoring the adequacy of internal accounting, compliance and control systems. The Board has adopted a written charter for the Audit Committee (the "Audit Committee Charter") which complies with the applicable requirements of the Sarbanes-Oxley Act of 2002 and related rules of the Commission and the NASD. The Audit Committee Charter is attached to this Proxy Statement as Annex A.

     During 2004, the Company had a Compensation Committee that was composed of
T. Wayne Davis, Chairman, T. Whit Armstrong and J. Christopher Flowers. Other than Mr. Flowers, each director who served on the Compensation Committee during fiscal 2004 qualifies as a "non-employee director" as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "independent director" as such term is defined in NASD Rule 4200(a)(15). Mr. Flowers served as an officer of the Company until July 2003. In addition, as described below under the heading "Certain Transactions," Mr. Flowers and the Company have entered into numerous transactions, directly and indirectly. The Board has determined that Mr. Flowers' membership on the Compensation Committee is in the best interests of the Company and its shareholders, because as the Company's largest shareholder and as one who is well acquainted with the Company's officers and employees, Mr. Flowers is in a unique position to determine the contributions made by each such officer and employee. The Compensation Committee is responsible for, among other things, reviewing, determining and establishing, upon the recommendation of the Chief Executive Officer (with the exception of the compensation of the Chief Executive Officer) salaries, bonuses and other compensation for the Company's executive officers and for administering the Company's stock option plans.

     The Company does not have a nominating committee or a nominating committee charter. It is the position of the Board that, given the small size of the Board, it is appropriate for the independent directors, rather than a separate committee comprised of most or all of such independent directors, to recommend director candidates. In November 2003, the Board adopted a resolution regarding the nomination of directors. Pursuant to such resolution, director nominees must be recommended to the Board by a majority of the "independent directors" as such term is defined in NASD Marketplace Rule 4200(a)(15). The Board has determined that each of T. Wayne Davis, T. Whit Armstrong, Paul J. Collins and Gregory L. Curl is an independent director (the "Independent Directors"). When identifying and reviewing director nominees the Independent Directors consider the nominees' personal and professional integrity, ability and judgment and other factors deemed appropriate by the Independent Directors. For incumbent directors, the Independent Directors review each director's overall service to the Company during such director's term, including the number of meetings attended, level of participation and quality of performance. The Independent Directors considered and nominated the candidates proposed for election as directors at the Annual Meeting, with the Board unanimously agreeing on all actions taken in this regard.

     During 2004, the Board held a total of 4 meetings, the Audit Committee held a total of 5 meetings and the Compensation Committee held no meetings. In addition, the Independent Directors met in an executive session of the Board a total of 5 times. All directors attended all of the meetings of the Board and all committees on which they served during 2004, except for T. Wayne Davis, who did not attend one meeting of the Audit Committee. Jeffrey S. Halis attended meetings only until the effective time of his resignation from the Board. Directors are encouraged but not required to attend the Annual Meeting. All directors attended the 2004 annual meeting of shareholders, except for Paul J. Collins, who was elected a director at that meeting.

COMMUNICATIONS WITH THE BOARD

     Shareholders may communicate with the Board by sending an email to treasurer@enstargroup.com or by sending a letter to Enstar Board of Directors, c/o the Treasurer, 401 Madison Avenue, Montgomery, Alabama 36104. The Treasurer will receive the correspondence and forward it to the Chairman of the Audit Committee or to any individual director or directors to whom the communication is directed. The Treasurer has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to such inappropriate communications.

COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company receive a quarterly retainer fee of $6,250 and per meeting fees as follows: (i) $2,500 for each Board meeting attended other than a telephone Board meeting; (ii) $1,000 for each telephone Board meeting attended; (iii) $1,000 for each Committee meeting attended; and
(iv) $1,500 for each Committee meeting attended by a Committee Chairperson. In addition, each Committee Chairperson receives a quarterly retainer fee of $500. Such outside directors' fees are payable at the election of the director either in cash or in stock units under the Company's Deferred Compensation and Stock Plan for Non-Employee Directors (the "Deferred Plan"). If the director elects to receive stock units instead of cash, the stock units shall be payable only upon the director's termination. The number of shares to be distributed in connection with such termination would be equal to one share of Common Stock for each stock unit and cash would be paid for any fractional units. The distribution of stock units is also subject to acceleration upon certain events constituting a change in control of the Company. All current non-employee directors, other than Gregory L. Curl, have elected to receive 100% of their compensation in stock units in lieu of cash payments for the retainer and meeting fees. Mr. Curl has elected to receive a portion of his compensation in cash. As of December 31, 2004, a total of $886,062 in stock compensation had been deferred under the Deferred Plan. In addition, directors are entitled to reimbursement for out-of-pocket expenses incurred in attending all meetings.

     During 2004, no options to purchase shares of Common Stock were granted to directors for their service as directors.

                      COMMON STOCK OWNERSHIP BY MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of Common Stock as of April 1, 2005 by (i) each of the executive officers named below (the "Named Executive Officers"), (ii) each of the directors and the nominees for director of the Company and (iii) all directors and executive officers of the Company as a group.

                                                        SHARES OF COMMON STOCK   PERCENT OF
NAME OF BENEFICIAL OWNER                                BENEFICIALLY OWNED(1)     CLASS(2)
------------------------                                ----------------------   ----------
NAMED EXECUTIVE OFFICERS
Nimrod T. Frazer......................................          420,001(3)          7.26%
John J. Oros..........................................          425,000(4)          7.40%
Cheryl D. Davis.......................................                3                *
Amy M. Dunaway........................................               87(5)             *
DIRECTORS OF THE COMPANY
Nimrod T. Frazer......................................          420,001(3)          7.26%
T. Whit Armstrong.....................................           59,298(6)          1.06%
Paul J. Collins.......................................           10,617(7)           .19%
Gregory L. Curl.......................................            5,983(8)           .11%
T. Wayne Davis........................................          163,541(9)          2.94%
J. Christopher Flowers................................        1,225,420(10)        22.09%
John J. Oros..........................................          425,000(4)          7.40%
All executive officers and directors of the Company as
  a group (9 persons).................................        2,309,950            41.05%

---------------

  *  Less than 1%.

 (1) Under the rules of the Commission, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities which that person has the right to acquire within sixty (60) days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities of which he or she has no economic or pecuniary interest. Except as set forth in the footnotes below, the persons named above have sole voting and investment power with respect to all shares of Common Stock shown as being beneficially owned by them.

 (2) Based on an aggregate of 5,517,909 shares of Common Stock issued and outstanding as of April 1, 2005. Assumes that all options beneficially owned by the person are exercised and all stock units beneficially owned by the person are redeemed for shares of Common Stock. The total number of shares outstanding used in calculating this percentage assumes that none of the options beneficially owned by other persons are exercised and none of the stock units beneficially owned by other persons are redeemed for shares of Common Stock.

 (3) Includes 265,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options granted under the 1997 Amended CEO Stock Option Plan (the "CEO Plan") and the 1997 Amended Omnibus Incentive Plan (the "Incentive Plan").

 (4) Consists of 200,000 shares owned indirectly by Mr. Oros through Brittany Ridge Investment Partners, L.P. and 225,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options granted under the Incentive Plan.

 (5) Includes 54 shares which Ms. Dunaway holds jointly and shares voting and investment power with her spouse.

 (6) Includes 14,126 stock units granted under the Deferred Plan. Also includes 40,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options granted under the 1997 Amended Outside Directors' Stock Option Plan (the "1997 Outside Directors' Plan") and the 2001 Outside Directors' Stock Option Plan (the "2001 Outside Directors' Plan").

 (7) Includes 617 stock units granted under the Deferred Plan.

 (8) Consists of 983 stock units granted under the Deferred Plan and 5,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options granted under the Incentive Plan.

 (9) Includes 2,783 shares held by Mr. Davis' wife, 16,962 shares held in trust, 81,025 shares held in a private foundation for which Mr. Davis has voting and investment power but is not a beneficiary, 13,371 stock units granted under the Deferred Plan, 300 shares held indirectly by Mr. Davis through T. Wayne Davis PA, 500 shares held indirectly by Mr. Davis through Redwing Land Company, and 200 shares held indirectly by Mr. Davis through Redwing Properties, Inc. Also includes 40,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options granted under the 1997 Outside Directors' Plan and 2001 Outside Directors' Plan.

(10) Includes 3,865 stock units granted under the Deferred Plan prior to Mr. Flowers becoming an officer of the Company as well as subsequent to Mr. Flowers resigning as an officer of the Company. Also includes 25,000 shares that are not currently outstanding, but that may be acquired within sixty
     (60) days upon the exercise of stock options granted under the 1997 Outside Directors' Plan.

                             EMPLOYMENT AGREEMENTS

     The Compensation Committee approved severance agreements for Nimrod T. Frazer, Cheryl D. Davis and Amy M. Dunaway in March 1998 (the "Severance Agreements"). The Severance Agreements provide that Mr. Frazer, Ms. Davis and Ms. Dunaway will receive their base salary for a period of twelve months following a termination of employment, other than for "cause," as defined in the Severance Agreements, or a voluntary termination.

     The Compensation Committee also approved an employment agreement with John
J. Oros in March 2000 (the "Employment Agreement"). The Employment Agreement provides for an initial one year term and automatic renewal for successive one year terms thereafter, subject to earlier termination as provided in the Employment Agreement. The Employment Agreement provides an annual base salary to Mr. Oros in an amount to be determined by the Board and reimbursement of up to $50,000 annually for office related expenses incurred by Mr. Oros in connection with the performance of his duties with the Company. The Employment Agreement also provides that the Board may award to Mr. Oros such bonuses, and in such amounts, as the Board shall determine in its sole discretion. In fiscal 2004, Mr. Oros received an annual base salary of $363,462.

                             PRINCIPAL SHAREHOLDERS

     The table below sets forth certain information as of April 1, 2005 concerning persons known to the Board to be "beneficial owners," as such term is defined by the rules of the Commission, of more than 5% of the outstanding shares of the Common Stock.

                                                        SHARES OF COMMON STOCK   PERCENT OF
NAME AND ADDRESS                                        BENEFICIALLY OWNED(1)     CLASS(2)
----------------                                        ----------------------   ----------
J. Christopher Flowers................................        1,225,420(3)         22.09%
  717 Fifth Avenue
  26th Floor
  New York, New York 10022
Nimrod T. Frazer......................................          420,001(4)          7.26%
  401 Madison Avenue
  Montgomery, Alabama 36104
Jeffrey S. Halis......................................          318,016(5)          5.76%
  153 E. 53rd Street
  55th Floor
  New York, New York 10022
John J. Oros..........................................          425,000(6)          7.40%
  401 Madison Avenue
  Montgomery, Alabama 36104

---------------

(1) See Note (1) under "Common Stock Ownership by Management" elsewhere herein.

(2) Based on an aggregate of 5,517,909 shares of Common Stock issued and outstanding as of April 1, 2005. Assumes that all options beneficially owned by the person are exercised and all stock units beneficially owned by the person are redeemed for shares of Common Stock. The total number of shares outstanding used in calculating this percentage assumes that none of the options beneficially owned by other persons are exercised and none of the stock units beneficially owned by other persons are redeemed for shares of Common Stock.

(3) Includes 3,865 stock units granted under the Deferred Plan prior to Mr. Flowers becoming an officer of the Company as well as subsequent to Mr. Flowers resigning as an officer of the Company. Also includes 25,000 shares that are not currently outstanding, but that may be acquired within sixty
    (60) days upon the exercise of stock options granted under the 1997 Outside Directors' Plan.

(4) Includes 265,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options granted under the 1997 CEO Plan and the Incentive Plan.

(5) Includes 260,860 shares for which Mr. Halis shares voting and investment power with his wife and 5,000 shares held in a private foundation for which Mr. Halis has voting and investment power but is not a beneficiary.

(6) Includes 200,000 shares owned indirectly by Mr. Oros through Brittany Ridge Investment Partners, L.P. and 225,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options granted under the Incentive Plan.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table provides certain summary information concerning the compensation paid for the years ended December 31, 2004, 2003 and 2002, for the Company's Chief Executive Officer and each of the other Named Executive Officers (determined as of December 31, 2004).

                                                                               LONG-TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                                                              ------------
                                  ANNUAL COMPENSATION                          SECURITIES
                              ---------------------------    OTHER ANNUAL      UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR   SALARY($)   BONUS($)   COMPENSATION($)     OPTIONS#     COMPENSATION($)
---------------------------   ----   ---------   --------   ---------------   ------------   ---------------
Nimrod T. Frazer............  2004    363,462        --            --                             2,655(1)
  Chairman of the Board       2003    347,308        --            --            60,000           2,632(1)
  and Chief Executive
  Officer                     2002    250,000        --            --                --           2,604(1)
John J. Oros................  2004    363,462        --            --                --          50,373(2)
  President and Chief         2003    347,308        --            --           100,000           9,201(2)
  Operating Officer           2002    250,000        --            --                --           8,508(2)
Cheryl D. Davis.............  2004    181,731        --            --                --          11,125(3)
  Chief Financial Officer,    2003    174,665        --            --                --          10,101(3)
  Vice-President of           2002    162,546        --            --                --           9,604(3)
  Corporate Taxes and
  Secretary
Amy M. Dunaway..............  2004    106,962        --            --                --          10,942(3)
  Treasurer and Controller    2003    102,796        --            --                --          10,281(3)
                              2002     95,429        --            --                --           9,437(3)

---------------

(1) Amount shown represents premiums paid by the Company for health and dental insurance for Mr. Frazer.

(2) Amount shown represents premiums paid by the Company for health and dental insurance for Mr. Oros, and for 2004, excess of expense allowance over actual expenses paid to Mr. Oros.

(3) Amounts shown for Ms. Davis and Ms. Dunaway are for premiums paid by the Company for term life insurance and health and dental insurance.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information as of December 31, 2004 with respect to shares of Common Stock to be issued upon the exercise, and the weighted-average exercise price, of all outstanding options and rights granted under the Company's equity compensation plans, as well as the number of shares available for future issuance under such plans.

                                                              WEIGHTED-AVERAGE       NUMBER OF SECURITIES REMAINING
                        NUMBER OF SECURITIES TO BE ISSUED    EXERCISE PRICE OF       AVAILABLE FOR FUTURE ISSUANCE
                          UPON EXERCISE OF OUTSTANDING      OUTSTANDING OPTIONS,    UNDER EQUITY COMPENSATION PLANS
                          OPTIONS, WARRANTS AND RIGHTS      WARRANTS AND RIGHTS    (EXCLUDING SECURITIES REFLECTED IN
PLAN CATEGORY                          (A)                          (B)                      COLUMN (A))(C)
-------------           ---------------------------------   --------------------   ----------------------------------
Equity Compensation
  Plans Approved by
  Security
  Holders(1)..........               720,000(2)                    $20.21(2)                     57,500
Equity Compensation
  Plans Not Approved
  by Security
  Holders(3)..........                   N/A(4)                       N/A(4)                     29,882
  Total...............               720,000                       $20.21                        87,382

---------------

(1) Equity compensation plans approved by security holders are the 2001 Outside Directors' Plan, the 1997 Outside Directors' Plan, the CEO Plan, the Incentive Plan and an Investment Agreement, dated October 20, 1998 (the "Investment Agreement"), whereby the Company sold 1,158,860 shares of Common Stock to Mr. Flowers.

(2) Excludes a total of 1,158,860 shares of Common Stock issued by the Company pursuant to the Investment Agreement.

(3) Equity compensation plans not approved by security holders are the Deferred Plan and two agreements (the "Stock Purchase Agreements") entered into by the Company with Messrs. Frazer and Oros in June 2001 to sell a total of 200,000 shares (100,000 per individual) of Common Stock to Messrs. Frazer and Oros. For a description of the terms of the Deferred Plan, see Note 7 in
    Item 8 "Financial Statements and Supplementary Data" contained in the Company's Annual Report on Form 10-K accompanying this Proxy Statement, incorporated herein by reference thereto.

(4) Excludes a total of 45,118 stock units granted to non-employee directors under the Deferred Plan and 200,000 shares of Common Stock purchased by Messrs. Frazer and Oros pursuant to the Stock Purchase Agreements.

                               EXECUTIVE OFFICERS

     Certain information concerning the executive officers of the Company is set forth below:

NAME                           AGE             POSITION              EXECUTIVE OFFICER SINCE
----                           ---             --------              -----------------------
Nimrod T. Frazer.............  75    Director, Chairman of the                1990
                                     Board and Chief Executive
                                     Officer
John J. Oros.................  58    Director, President and Chief            2000
                                     Operating Officer
Cheryl D. Davis..............  45    Chief Financial Officer, Vice            1991
                                     President of Corporate Taxes
                                     and Secretary
Amy M. Dunaway...............  48    Treasurer and Controller                 1991

     Mr. Frazer is Chairman of the Board and Chief Executive Officer. Mr. Frazer was named Chairman of the Board, Acting President and Chief Executive Officer on October 26, 1990 and served as President from May 26, 1992 to June 6, 2001.

     Mr. Oros was named Executive Vice President in March of 2000, and President and Chief Operating Officer on June 6, 2001. Before joining the Company, Mr. Oros was an investment banker at Goldman, Sachs & Co. in the Financial Institutions Group. Mr. Oros joined Goldman, Sachs & Co. in 1980, and was made a General Partner in 1986.

     Ms. Davis was named Chief Financial Officer and Secretary in April of 1991 and Vice President of Corporate Taxes in 1989. Ms. Davis has been employed with the Company since April of 1988.

     Ms. Dunaway was named Treasurer and Controller in April of 1991. Ms. Dunaway has been employed with the Company since September of 1990.

                             STOCK OPTION EXERCISES

     None of the Named Executive Officers exercised any stock options during 2004. The table below shows the number of shares of Common Stock covered by both exercisable and unexercisable stock options held by the Named Executive Officers as of December 31, 2004. The table also reflects the values for in-the-money options based on the positive spread between the exercise price of such options and the last reported sale price of the Common Stock on December 31, 2004, the last trading date in 2004 for the Common Stock.

                          AGGREGATED OPTION EXERCISES
                       IN 2004 AND YEAR-END OPTION VALUES

                                         NUMBER OF SECURITIES
                                        UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                              OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                           DECEMBER 31, 2004           DECEMBER 31, 2004(1)
                                      ---------------------------   ---------------------------
NAME                                  EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                  -----------   -------------   -----------   -------------
Nimrod T. Frazer....................    265,000        45,000       $12,525,000    $1,012,500
John J. Oros........................    225,000        75,000       $ 9,925,000    $1,687,500
Cheryl D. Davis.....................         --            --                --            --
Amy M. Dunaway......................         --            --                --            --

---------------

(1) Based on the closing price of $62.50 per share of Common Stock on December 31, 2004.

                        REPORT OF COMPENSATION COMMITTEE

     The Compensation Committee of the Board (the "Compensation Committee") was created in 1996 and currently consists of Messrs. Davis, Armstrong and Flowers. The Compensation Committee is responsible for (i) establishing the compensation of the Company's Named Executive Officers upon the recommendation of the Chief Executive Officer (with the exception of the compensation of the Chief Executive Officer) and (ii) considering the issuance of stock options for executive officers and directors. Mr. Frazer, the Company's Chief Executive Officer, is responsible for recommending to the Compensation Committee the compensation for the other executive officers of the Company. The Compensation Committee has reviewed the applicability of Section 162(m) of the Internal Revenue Code of 1986. Section 162(m) may in certain circumstances deny a federal income tax deduction for compensation to an executive officer that is in excess of $1 million per year. It is not anticipated that compensation to any executive officer of the Company during 2005 will exceed the $1 million threshold.

     Compensation Policy and Overall Objectives. The Company's executive compensation policy is designed to attract, retain and motivate executive officers needed to achieve the Company's strategic objectives and to maximize the Company's performance and shareholder value.

     The Company supports these goals through a compensation strategy principally involving competitive salaries and long-term incentive opportunities. Compensation consists of both fixed pay elements (base salary and benefits) and long-term incentives to encourage and reward distinctive contributions to the success of the organization. Salary and benefit levels reflect position responsibilities and strategic importance and are targeted at market median base salary levels. Total cash compensation has been below market median levels because the Company has not paid annual bonuses. Long-term incentive opportunities reward key executives for financial and non-financial performance that enhances shareholder value. Long-term incentive opportunities have been at or above market median levels.

     The Company retained an independent compensation consulting firm to assist it in analyzing its executive compensation program for 1997 and thereafter. The consulting firm recommended that the Company adopt a policy of providing a significant percentage of certain executive officers' total compensation based on the Company's performance. In addition, the consultant provided the Compensation Committee with an analysis of senior executive compensation using published survey data for the financial services industry. In 2003, the Compensation Committee again retained an independent compensation consulting firm, which provided it with an updated analysis of senior executive compensation using published industry data. The Compensation Committee considered these recommendations and the compensation analyses in establishing the base salaries for the Chief Executive Officer, the Chief Operating Officer and the other executive officers for 2004 and prior years. The base salaries for the Chief Executive Officer, Chief Operating Officer and other executive officers have not changed since 2003.

     Base Salary. Each executive officer's base salary, including Mr. Frazer's base salary, is determined based upon a number of factors including the executive officer's responsibilities, contribution to the achievement of the Company's business plan goals, demonstrated leadership skills and overall effectiveness and length of service. Base salaries are also designed to be competitive with those offered in the various markets in which the Company competes for executive talent and are analyzed with a view towards desired base salary levels over a three-year to five-year time period. Although these and other factors are considered in setting base salaries, no specific weight is given to any one factor.

     Cash Bonuses. The Company did not pay any cash bonuses to the Named Executive Officers during 2004.

     Long-Term Incentives. Long-term incentives are provided pursuant to the CEO Plan, the 1997 Outside Directors' Plan, the 2001 Outside Directors' Plan, the Incentive Plan, as amended, and the Deferred Plan. Stock option plans are designed to encourage and reward distinctive contributions to the Company's success and to align executives' and shareholders' interest in the enhancement of shareholder value. Stock options are used by the Company to encourage long-term service by executives. No stock options were granted in 2004.

     Severance and Employment Agreements. The Compensation Committee approved severance agreements for Nimrod T. Frazer, Cheryl D. Davis and Amy M. Dunaway in March 1998 (the "Severance

Agreements"). The Severance Agreements provide that Nimrod T. Frazer, Cheryl D. Davis and Amy M. Dunaway will receive their base salary for a period of twelve months following a termination of employment, other than for "cause," as defined in the Severance Agreements, or a voluntary termination.

     The Compensation Committee also approved an employment agreement with John
J. Oros in March 2000 (the "Employment Agreement"). The Employment Agreement provides for an initial one year term and automatic renewal for successive one year terms thereafter, subject to earlier termination as provided in the Employment Agreement. The Employment Agreement provides an annual base salary to Mr. Oros to be determined by the Board and reimbursement of up to $50,000 annually for office related expenses incurred by Mr. Oros in connection with the performance of his duties with the Company. The Employment Agreement also provides that the Board may award to Mr. Oros such bonuses, and in such amounts, as the Board shall determine in its sole discretion. In fiscal 2004, Mr. Oros received an annual base salary of $363,462.

     Chief Executive Officer Compensation. Mr. Frazer does not have an employment agreement with the Company. The Compensation Committee is responsible for determining Mr. Frazer's compensation annually. In fiscal 2004 Mr. Frazer received an annual base salary of $363,462. Mr. Frazer's base salary was based on, among other things, his responsibilities, his length of service, his contributions to the business and his overall leadership skills.

                                          COMPENSATION COMMITTEE:

                                          T. Wayne Davis, Chairman
                                          T. Whit Armstrong
                                          J. Christopher Flowers

     THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (TOGETHER, THE "ACTS"), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As described earlier in this Proxy Statement, the Company has a Compensation Committee of the Board composed of T. Wayne Davis, Chairman, T. Whit Armstrong and J. Christopher Flowers. As described below under the heading "Certain Transactions", Mr. Flowers and the Company have entered into numerous transactions, directly and indirectly. The Company believes that the terms of such transactions are no less favorable to the Company than would have been the case had such transactions been consummated with unrelated parties. The Board was made aware of all such transactions.

                             AUDIT COMMITTEE REPORT

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for reviewing the Company's quarterly financial statements and for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States.

     Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the opinions and communications of the Company's independent auditors. Accordingly, the Audit Committee's review does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's activities do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with accounting principals generally accepted in the United States of America or that the Company's independent auditors are in fact independent.

     In fulfilling its responsibilities:

     - The Audit Committee reviewed and discussed the audited financial statements contained in the 2004 Annual Report on Form 10-K with the Company's management and the independent auditors prior to the filing of the Form 10-K with the Commission.

     - The Audit Committee reviewed and discussed the unaudited financial statements contained in the Company's Quarterly Reports on Form 10-Q for each of the quarters ended in 2004 with the Company's management and the independent auditors prior to the filing thereof with the Commission.

     - The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees) and Rule 2-07 of Regulation S-X.

     - The Audit Committee received from the independent auditors written disclosures regarding the auditors' independence, as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the auditors their independence from the Company and its management.

     In reliance on the reviews and discussions noted above and subject to the limitations set forth above, the Audit Committee approved the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Commission.

                                          AUDIT COMMITTEE

                                          T. Whit Armstrong, Chairman
                                          T. Wayne Davis
                                          Gregory L. Curl
                                          Paul J. Collins

     THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE ACTS, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                  PRINCIPAL ACCOUNTING FIRM FEES AND SERVICES

     The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2004 and December 31, 2003 by the Company's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte").

DECEMBER 31, 2004

Audit Fees..................................................   $245,355
Audit-Related Fees..........................................      1,500(1)
Tax Fees....................................................     68,123(2)
All Other Fees..............................................         --
                                                               --------
  Total.....................................................   $314,978

---------------

(1) Represents fees related to financial accounting and Commission advisory services arising in connection with matters outside the scope of the audit.

(2) Represents fees related to the preparation of the Company's federal and state income tax returns, consultation on federal tax planning and other income tax issues.

DECEMBER 31, 2003

Audit Fees..................................................   $133,500
Audit-Related Fees..........................................      1,000(1)
Tax Fees....................................................     81,944(2)
All Other Fees..............................................         --
                                                               --------
  Total.....................................................   $216,444

---------------

(1) Represents fees related to the Company's participation, through JCF CFN LLC and JCF CFN II LLC, in transactions with Green Tree Investment Holdings LLC and related entities.

(2) Represents fees related to the preparation of the Company's federal and state income tax returns, consultation on federal tax planning and other income tax issues.

PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES

     The amended and restated Charter of the Audit Committee, adopted on May 29, 2003, charges the Audit Committee with review of all aspects of the Company's relationship with Deloitte, including the provision of and payment for all services. All audit and non-audit services provided by Deloitte are pre-approved by the Audit Committee, which concluded that the provision of non-audit services was compatible with maintaining the accountants' independence in the conduct of its auditing functions.

                               PERFORMANCE GRAPH

     The graph below reflects the cumulative shareholder return (assuming the reinvestment of dividends) on the Common Stock compared to the return on the Center for Research in Security Prices Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Composite, U.S.) and the Company's peer group index (the "Peer Group Index") for the periods indicated. The graph reflects the investment of $100.00 on December 31, 1999 in the Common Stock, the Nasdaq Composite, U.S., and the Peer Group Index. The Peer Group Index consists of Annuity and Life Re Holdings, Berkshire Hathaway Inc. (Class A), ESG Re Ltd., Everest Re Group Ltd., IPC Holdings Ltd., Max Re Capital Ltd., Odyssey Re Holdings Corp., PXRE Group Ltd., RenaissanceRe Holdings Ltd. and Transatlantic Holdings, Inc., which are publicly traded companies identified by Bloomberg L.P. in 2003 as comparable to the Company based on certain similarities in their principal lines of business with the Company's reinsurance operations.

                              (PERFORMANCE GRAPH)

--------------------------------------------------------------------------------
                       DEC-99    DEC-00    DEC-01    DEC-02    DEC-03    DEC-04
--------------------------------------------------------------------------------
 Enstar Group Inc.      $100      $115      $181      $227      $358      $476
 NASDAQ U.S.            $100      $ 60      $ 48      $ 33      $ 49      $ 54
 Peer Group Index
  (10 Stocks)           $100      $130      $139      $132      $156      $163

Source: Georgeson Shareholder Communications Inc.

     THE PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE ACTS, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                              CERTAIN TRANSACTIONS

     In February 2002, the Company entered into an agreement with J.C. Flowers & Co. LLC, running through November 2005, for the use of certain office space and administrative services from J.C. Flowers & Co. LLC for an annual payment of $66,000. J.C. Flowers & Co. LLC is managed by J. Christopher Flowers ("Mr. Flowers"), a member of the Board and the Company's largest shareholder.

     In November 2002, the Company received a commitment fee of approximately $208,000 in connection with a standby purchase commitment entered into by the Company through a newly-formed Canadian limited partnership with J.C. Flowers I LP, Shinsei Bank, Ltd. ("Shinsei") and Fitzwilliam (SAC) Insurance Limited ("Fitzwilliam"). The Company's share of the commitment, in the amount of approximately $10 million, was for the purchase of ordinary shares of Zurich Financial Services ("Zurich"), a Swiss company engaged in providing insurance-based financial services, to be issued in connection with a rights offering by Zurich to its existing shareholders. The commitment was never required to be executed and no funds were contributed by the Company. J.C. Flowers I LP is a private investment fund managed by Mr. Flowers. Mr. Flowers also is a director of Shinsei. Fitzwilliam is a wholly owned subsidiary of Castlewood Holdings Limited ("Castlewood Holdings"). The Company holds a 32.89% economic interest in Castlewood Holdings and 50% of Castlewood Holdings' voting stock.

     No fees were paid by the Company or will be payable by the Company to J.C. Flowers I LP, JCF Associates I LLC, or Mr. Flowers in connection with the Company's standby purchase commitment to Zurich.

     During 2003, the Company funded approximately $15.3 million to JCF CFN LLC and related entities (collectively, the "JCF CFN Entities") in exchange for a 60% interest in such entities. The JCF CFN Entities are controlled by JCF Associates I LLC, the managing member of which is Mr. Flowers. In addition, Castlewood Holdings funded approximately $10.2 million to the JCF CFN Entities in exchange for a 40% interest, which is reflected in the Company's financial statements as a minority interest. The Company owns a one-third economic interest in Castlewood Holdings and 50% of its voting stock. The JCF CFN Entities were formed to serve as members of Green Tree Investment Holdings LLC (formerly know as CFN Investment Holdings LLC) and related entities (collectively, "Green Tree"), which, in turn, were formed to effect the acquisition of a portfolio of home equity and manufactured housing loan securities and the associated servicing businesses from Conseco Finance Corp. ("Conseco Finance").

     The JCF CFN Entities invested in Green Tree together with affiliates of J.C. Flowers I LP, affiliates of Fortress Investment Group LLC and affiliates of Cerberus Capital Management, L.P. J.C. Flowers I LP is a private investment fund, the general partner of which is JCF Associates I LLC. In June 2003, the JCF CFN Entities invested approximately $25.1 million in exchange for a 3.995% interest in Green Tree. Green Tree completed the purchase of certain assets of Conseco Finance for approximately $630 million in cash plus certain assumed liabilities. The assets consist primarily of a portfolio of home equity and manufactured housing loan securities as well as the associated servicing businesses. The JCF CFN Entities accounted for the investment in Green Tree under the equity method of accounting. Because the JCF CFN Entities are consolidated, Green Tree was treated as a partially owned equity affiliate of the Company.

     In July 2004, the JCF CFN Entities, along with certain affiliates of J.C. Flowers I LP, completed the sale of their entire interests in Green Tree to FIT CFN Holdings LLC, an affiliate of Fortress Investment Group LLC, and Cerberus Green Tree Investments, LLC and Cerberus JCF Coinvest, LLC, each an affiliate of Cerberus Capital Management L.P. In exchange for their entire interest, the JCF CFN Entities received aggregate sales proceeds of approximately $40 million in cash. Of this amount, the Company received aggregate sales proceeds of approximately $24 million and Castlewood Holdings received aggregate sales proceeds of approximately $16 million. The proceeds received by the JCF CFN Entities at completion of the sale were reduced by prior cash distributions of approximately $7.2 million made by Green Tree during 2004. The Company recorded a pre-tax realized gain of approximately $6.9 million on the sale.

     No fees were paid by the Company or will be payable by the Company to J.C. Flowers I LP, JCF Associates I LLC, or Mr. Flowers in connection with the Company's investment in JCF CFN.

     In March 2003, the Company announced that Castlewood Holdings and Shinsei acquired The Toa-Re Insurance Company (UK) Limited, a London-based subsidiary of The Toa Reinsurance Company, Limited, for approximately $46 million. The acquisition was effected through a newly formed Bermuda company, which is jointly owned by Castlewood Holdings and Shinsei. Castlewood Holdings has a 50.1% economic and 50% voting interest in the newly formed Bermuda company. Mr. Flowers is a director of Shinsei.

     In May 2003, the Company received a commitment fee of approximately $82,000 in connection with a standby purchase commitment entered into by the Company through a newly-formed Cayman Islands limited partnership with J.C. Flowers I LP, Shinsei and Castlewood Holdings. The commitment was for the purchase of new shares of Allianz Aktiengesellschaft ("Allianz"), a German company, to be issued in connection with a rights offering by Allianz to its existing shareholders. The commitment was never executed and no funds were contributed by the Company.

     During 2004, Castlewood Holdings, through one of its subsidiaries, invested a total of approximately $9.1 million in Cassandra Equity LLC and Cassandra Equity (Cayman) LP (collectively, "Cassandra"), for a 27% interest in each. Cassandra was formed to invest in equity shares of a publicly traded international reinsurance company. J.C. Flowers I LP also owns a 27% interest in Cassandra. J.C. Flowers I LP is a private investment fund, the general partner of which is JCF Associates I LLC. Mr. Flowers is the managing member of JCF Associates I LLC. In March 2005, Cassandra sold all of its holdings for total proceeds of approximately $40.0 million. Castlewood Holdings' proportionate share of the proceeds was approximately $10.8 million.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                    (ITEM 2)

     The Audit Committee has appointed the firm of Deloitte & Touche LLP to serve as independent auditors of the Company for the year ending December 31, 2005, subject to ratification of this appointment by the shareholders of the Company. Deloitte & Touche LLP has served as independent auditors of the Company from 1990 through 2004 and is considered by management of the Company to be well qualified. The Company has been advised by Deloitte & Touche LLP that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries in any capacity. One or more representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board recommends a vote FOR the proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for 2005.

                                 OTHER MATTERS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires officers and directors of the Company and persons who beneficially own more than ten percent of the Company's Common Stock to file with the Commission certain reports, with respect to each such person's beneficial ownership of the Company's equity securities. In 2004, based solely upon a review of copies of reports and certain representations of our executive officers and directors, all of the Company's reporting persons filed their
Section 16(a) reports on a timely basis.

ANNUAL REPORT ON FORM 10-K

     The Company has provided herewith to each shareholder as of the Record Date a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2004 (the "2004 10-K"), including the financial statements and financial statement schedules, as filed with the Commission, except exhibits thereto (other than Exhibit 99.1). The 2004 10-K and the exhibits filed with it are available through the Company's website at www.enstargroup.com. Upon request by an eligible shareholder to the following address, the Company will furnish a copy of the 2004 10-K, without exhibits, without charge, and a copy of any or all of the exhibits to the 2004 10-K will be furnished for a reasonable fee:

                                          THE ENSTAR GROUP, INC.
                                          401 Madison Avenue
                                          Montgomery, Alabama 36104
                                          Attention: Amy M. Dunaway
                                          Treasurer and Controller

SHAREHOLDER NOMINATIONS FOR ELECTION OF DIRECTORS

     Under the Company's Articles of Incorporation and Bylaws, only persons nominated in accordance with the procedures set forth therein will be eligible for election as directors. Shareholders are entitled to nominate persons for election to the Board only if the shareholder is otherwise entitled to vote generally in the election of directors and only if timely notice in writing is sent to the Secretary of the Company. To be timely, a shareholder's notice must be received at the principal executive offices of the Company at least 60 days but not more than 90 days prior to the annual meeting. Such shareholder's notice should set forth (i) the qualifications of the nominee and the other information that would be required to be disclosed in connection with the solicitation of proxies for the election of directors pursuant to Regulation 14(a) under the Exchange Act and (ii) with respect to such shareholder giving such notice, (a) the name and address of such shareholder and (b) the number of shares of Common Stock beneficially owned by such shareholder. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.

SHAREHOLDER PROPOSALS

     Any shareholder proposals intended to be presented at the Company's 2006 annual meeting of shareholders must be received no later than December 20, 2005 in order to be considered for inclusion in the proxy statement for the 2006 annual meeting of shareholders. Notice of any shareholder proposals intended to be presented at the Company's 2006 annual meeting of shareholders submitted outside the processes of Rule 14a-8 discussed above must be received no later than March 1, 2006 to be considered timely.

EXPENSES OF SOLICITATION

     The cost of solicitation of proxies by the Board in connection with the Annual Meeting will be borne by the Company. As part of its services as the Company's transfer agent, American Stock Transfer & Trust Company will assist in the solicitation of proxies. No specific fee has been allocated to services provided in connection with the solicitation of proxies. The Company will reimburse brokers, fiduciaries and custodians for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of Common Stock held in their names.

                                          By Order of the Board of Directors

                                          -s- CHERYL D. DAVIS
                                          CHERYL D. DAVIS
                                          Chief Financial Officer,
                                          Vice-President of
                                          Corporate Taxes and Secretary

                                                                         ANNEX A

                             THE ENSTAR GROUP, INC.

                            AUDIT COMMITTEE CHARTER
                     (AS AMENDED AND RESTATED MAY 29, 2003)

     The Board of Directors of The Enstar Group, Inc. (the "Company") has constituted and established an Audit Committee (the "Committee") with the authority, responsibility and specific duties as described herein. This Charter and the composition of the Committee are intended to comply with applicable law, including the securities laws, and the rules of The Nasdaq Stock Market, Inc. ("Nasdaq"). This document replaces and supercedes in its entirety the previous Charter of the Committee.

PURPOSE

     The Committee is appointed by the Board of Directors to assist the Board of Directors in its oversight of: (1) the integrity of the Company's financial statements and the Company's systems of internal controls regarding finance, accounting and ethics established by management and the Board of Directors, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications and independence and (iv) the performance of independent auditors, including the Company's auditing, accounting and financial reporting process generally. The Committee shall also prepare the report of the Committee to be included in the Company's annual proxy statement. In doing so, it is the responsibility of the Committee to:

     - serve as an independent and objective party to monitor the Company's financial statements and the financial reporting process and systems of internal financial and accounting controls;

     - review and appraise the audit efforts of the Company's independent auditors; and

     - maintain open communication among the independent auditors, management, employees and the Board of Directors.

     The independent auditor is ultimately accountable to the Board of Directors and the Committee, as representatives of the Company's stockholders, and shall report directly to the Committee. The Committee has the sole authority and direct responsibility to select, appoint, evaluate, compensate and oversee the work, and, if necessary, terminate and replace the independent auditor (subject, if applicable, to shareholder ratification). The Committee shall have authority to conduct or authorize investigations into any matters within its scope of responsibilities. Any independent auditors retained by the Company are ultimately accountable to the Committee and shall report directly to the Committee.

DUTIES AND RESPONSIBILITIES

     The primary duties and responsibilities of the Committee are to oversee, on behalf of the Board of Directors, the independent auditors, the Company's internal accounting controls and auditing functions, and the financial reporting process and to report the results of its activities to the Board of Directors. Management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee's role is not to provide expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work.

     This Charter is intended to be flexible so that the Committee is able to meet changing conditions. The Committee is authorized to take such further actions as are consistent with the following responsibilities and to perform such other actions as applicable law, the applicable rules of Nasdaq, the Securities Exchange Act of 1934 (the "Exchange Act"), the rules and regulations of the Securities and Exchange Commission (the "Commission"), the Company's charter documents and/or the Board of Directors may require.

     In discharging its primary responsibilities and functions, the Committee is authorized to:

  A. INDEPENDENT AUDITORS

     - Retain and terminate the Company's independent auditors, approve all audit engagement terms and fees, oversee all work performed by the independent auditors and resolve any disagreements between management and the Company's independent auditors regarding financial reporting.

     - Pre-approve all audit services and all permissible non-audit services (including tax services) to be performed for the Company by its independent auditors, subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may delegate to one or more of its members the authority to pre-approve audit services and permissible non-audit services; provided, however, that all pre-approved services must be disclosed by such delegate to the full Committee at its next scheduled meeting.

     - Evaluate the independent auditors, including the independent auditors' qualifications, performance and independence, the competence, experience and qualifications of the lead partner and senior members of the independent auditor team, and the quality control procedures of the independent auditors. The Committee also shall ensure the rotation of the audit partners as required by law.

     - Discuss with the independent auditors the overall scope and plans for their audits, including the adequacy of staffing.

     - At least annually, obtain and review a report from the independent auditors which describes (a) the audit firm's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the last five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to address any such issues, and (c) all relationships between the audit firm and the Company. At least annually, obtain and review the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discuss with the independent auditors their independence.

     - Discuss with the independent auditors any problems or difficulties the independent auditors may have encountered and any management letter provided by the independent auditors and the Company's response. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

     - Discuss with the independent auditors, at least annually, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU sec. 380) relating to the conduct of the audit.

     - Obtain from the independent auditors assurance that Section 10A(b) of the Exchange Act (generally relating to the auditors' identification of illegal acts and related party transactions) has not been implicated.

     - Establish clear policies and guidelines for the Company's hiring of employees or former employees of the independent auditors.

     - Annually prepare the report required by the rules of the Commission to be included in the Company's annual proxy statement.

  B. FINANCIAL REPORTING PROCESS

     - Review and discuss with management and the independent auditors the Company's annual audited financial statements and disclosures set forth in Management's Discussion and Analysis in the Company's Annual Report on Form 10-K prior to filing with the Commission or public distribution, including (i) their judgment about the quality of the Company's accounting principles as applied in its financial reporting, (ii) the reasonableness of significant judgments, and (iii) the clarity of the disclosures in the financial statements. Recommend, based on its review and discussion, that the audited financial statements be included in the Company's Form 10-K for the last fiscal year for filing with the Commission.

     - Review and discuss with management and the independent auditors the interim financial statements and disclosures set forth in Management's Discussion and Analysis in the Company's Quarterly Report on Form 10-Q and the results of the independent auditors' reviews of the quarterly financial statements prior to the filing of the Company's Quarterly Report on Form 10-Q with the Commission and/or the Company's release of earnings.

     - Obtain and review a report made to the Committee by the Chief Executive Officer and Chief Financial Officer of the Company during their certification processes for the Form 10-K and each Form 10-Q which describes, if any, (a) all significant deficiencies in the design or operation of the Company's internal controls which could adversely affect the Company's ability to record, process and report financial data, and
       (b) any fraud (whether or not material) involving management or other employees who have a significant role in the Company's internal controls.

     - Discuss with management and the independent auditors the adequacy and effectiveness of the Company's accounting and financial processes and controls. The Committee may meet separately with management and with the independent auditors to discuss these matters.

     - Review with management and independent auditors the financial reporting and disclosure issues, including material correcting adjustment and off-balance sheet financing and relationships, if any, discuss significant judgment matters made in connection with the preparation of the Company's financial statements and ascertain that any significant disagreements among them have been satisfactorily resolved, and ascertain that no restrictions were placed by management on implementation of the independent or internal auditors' examinations. Regularly scheduled executive sessions will be held for this purpose.

     - Review significant changes to the Company's auditing and accounting principles and practices proposed by the independent auditors or management.

     - Review with management and the independent auditors the effect of regulatory and accounting initiatives as well as any off-balance sheet structures on the Company's financial statements.

     - Review policies with respect to risk assessment and risk management. Discuss significant financial risks and exposures and the steps taken by management to monitor and minimize such risks.

     - Discuss generally, in terms of types of information to be disclosed and the type of presentation to be made, the Company's earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies.

  C. ETHICAL/LEGAL COMPLIANCE AND OTHER REVIEW PROCEDURES

     - Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding the Company's accounting, internal accounting controls or auditing matters and confidential, anonymous submission by employees of concerns regarding accounting questions or auditing matters.

     - Develop, review or recommend to the Board of Directors for its approval those provisions of the Code of Business Conduct and Ethics that relate to areas that the Committee is responsible for overseeing, including conflicts of interest.

     - Review the programs and policies of the Company designed to ensure compliance with applicable laws and regulations and monitoring the results of those compliance efforts.

     - Review with the Company's executive officer with oversight of legal matters of the Company any legal matters that could have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from governmental agencies or regulators.

     - Review and, as required by Nasdaq, approve all related-party transactions.

     - Establish and review whistleblower procedures.

  D. OTHER RESPONSIBILITIES

     - Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board of Directors for approval.

     - Conduct an annual performance evaluation of the Committee.

     - Report periodically to the Board of Directors, which report may include issues that arise with respect to (a) the quality and integrity of the Company's financial statements, (b) the Company's compliance with legal or regulatory requirements, (c) the performance and independence of the Company's independent auditors or (d) the performance of the internal audit function.

     - As appropriate, obtain advice and assistance from independent legal, accounting or other advisors. The Committee shall approve the fees paid by the Company to any independent advisor retained by the Committee.

MEMBERSHIP

     The Committee shall be elected by the Board of Directors and shall be composed solely of a minimum of 3 independent non-employee directors who are independent as defined in, and to the extent required by, the applicable rules of Nasdaq, the Exchange Act and the rules and regulations of the Commission. The Board of Directors shall affirmatively conclude that the members of the Committee are independent, as required. Each member of the Committee shall be able to read and understand financial statements at the time of their appointment. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board of Directors shall determine whether the Committee has an audit committee financial expert as defined by the Commission. The Chairman of the Committee shall be selected from among the Committee members by the Board of Directors.

MEETINGS

     The Committee shall meet quarterly, and at such additional times as deemed appropriate by the Chairman of the Committee, any two members of the Committee, or the Chief Executive Officer. A quorum for the transaction of any business by the Committee shall be a majority of the members of the Committee. The act of a majority of the directors serving at any meeting of the Committee at which a quorum is present shall be the act of the Committee. All meetings of the Committee will be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof, and written minutes of each meeting will be duly filed in the Company records. Reports of meetings of the Committee shall be made to the Board of Directors at its next regularly scheduled meeting, following the Committee meeting accompanied by any recommendations to the Board of Directors approved by the Committee.

AUTHORITY

     The Committee is authorized to confer with Company management and other employees to the extent it may deem necessary or appropriate to fulfill its duties and discharge its responsibilities. The Committee has the authority to investigate any matters brought to its attention, within the scope of its duties, with full access to all Company books, records, facilities, personnel and independent auditors, along with the power to retain, at the Company's expense, such independent counsel, auditors or other experts as the Committee deems necessary or appropriate.

                             THE ENSTAR GROUP, INC.
                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                 ANNUAL MEETING OF SHAREHOLDERS ON JUNE 2, 2005

The undersigned hereby appoints Nimrod T. Frazer and Cheryl D. Davis, and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of Common Stock of The Enstar Group, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on Thursday, June 2, 2005, at 9:00 a.m., local time, at the Embassy Suites Hotel at 300 Tallapoosa Street, Montgomery, Alabama 36104, or at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the Annual Meeting or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting of Shareholders and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

(1) To elect two (2) directors to three-year terms expiring at the 2008 annual meeting of shareholders or until their successors are duly elected and qualified:

                             [ ]   FOR all nominees                [ ]   WITHHOLD AUTHORITY to vote
                                   (except as marked below               for all nominees listed
                                   to the contrary)
                                   Nimrod T. Frazer
                                   John J. Oros


(INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE)

(2) To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company to serve for 2005.

                         [ ] FOR                       [ ] AGAINST                 [ ] ABSTAIN

                           (Continued from other side)

THIS PROXY WILL BE VOTED AS INDICATED, BUT IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 and 2.


                     Date: _____________________________________________, 2005

                     _________________________________________________________

                     _________________________________________________________

         Please sign exactly as your name or names appear on this proxy. For more than one owner as shown above, each should sign. When signing in a fiduciary or representative capacity, please give full title. If this proxy is submitted by a corporation, it should be executed in the full corporate name by a duly authorized officer; if a partnership, please sign in partnership name by authorized person.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.